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                                                                  EXECUTION COPY





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                            BOND GUARANTY AGREEMENT

                          Dated as of October 1, 1997



                          ___________________________


                                       By

                              THE OILGEAR COMPANY

                                       to

                  NORWEST BANK WISCONSIN, NATIONAL ASSOCIATION
                          as Trustee and Paying Agent


                          ____________________________

                                 Pertaining to
                                   $4,000,000
                           County of Dodge, Nebraska
     Variable Rate Demand Industrial Development Revenue Bonds, Series 1997
                         (The Oilgear Company Project)



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                          ____________________________

                               TABLE OF CONTENTS
                          ____________________________

                                                                                                             Page
                                                                                                             ----

                                                            ARTICLE I
  REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

                                                            ARTICLE II

                                                     COVENANTS AND AGREEMENTS

  Section 2.1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
  Section 2.2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
  Section 2.3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
  Section 2.4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
  Section 2.5 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
  Section 2.6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
  Section 2.7 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
  Section 2.8 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4

                                                           ARTICLE III

                                                  NOTICE AND SERVICE OF PROCESS,
                                                    PLEADINGS AND OTHER PAPERS

  Section 3.1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
  Section 3.2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5

                                                            ARTICLE IV

                                                          MISCELLANEOUS

  Section 4.1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
  Section 4.2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
  Section 4.3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
  Section 4.4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
  Section 4.5 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7





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                            BOND GUARANTY AGREEMENT


         This BOND GUARANTY AGREEMENT is made and entered into as of October 1, 1997 (the "Guaranty"), by and between The Oilgear Company (the "Company"), a Wisconsin corporation, and Norwest Bank Wisconsin, National Association, as Trustee, together with any successor trustee (the "Trustee"), at the time serving as such under the Trust Indenture (hereinafter identified) between the County of Dodge, Nebraska (the "County") and the Trustee.

                             W I T N E S S E T H :

         WHEREAS, the County is a political subdivision of the State of Nebraska and proposes to issue its industrial development revenue bonds pursuant to the provisions of the Nebraska Industrial Development Act, Chapter 13, Article 11, Reissue Revised Statutes of Nebraska, 1943, as amended (the "Act"), in the principal amount of $4,000,000 designated County of Dodge, Nebraska Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (The Oilgear Company Project) (the "Bonds"); and

         WHEREAS, the Bonds will be issued under and secured by a Trust Indenture dated as of even date herewith by and between the County and the Trustee (the "Indenture"), and the Trustee will initially serve as Paying Agent under the Indenture; and

         WHEREAS, the proceeds to be derived from the sale of the Bonds will be applied to the acquisition and improvement of a portion of an addition to the Company's existing hydraulic pump manufacturing facility located in Dodge County, Nebraska (the "Project"), which is being leased to the Company pursuant to the provisions of a Lease Agreement dated as of even date herewith (the "Lease Agreement"); and

         WHEREAS, the Company is desirous that the County issue the Bonds and apply the proceeds as aforesaid and is willing to enter into this Guaranty in order to enhance the marketability of the Bonds and thereby achieve interest cost and other savings to the Company, and as an inducement to the purchase of the Bonds by all who shall at any time become owners of the Bonds;

         NOW, THEREFORE, in consideration of the premises and in order to enhance the marketability of the Bonds and thereby achieve interest cost and other savings to the Company, and as an inducement to the initial purchasers of the Bonds and all who shall at any time become owners of the Bonds, the Company does hereby, subject to the terms hereof, covenant and agree with the Trustee as follows:





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                                   ARTICLE I

                         REPRESENTATIONS AND WARRANTIES

         The Company does hereby represent and warrant that:

                 (a) the Company is a corporation duly incorporated and in good standing under the laws of the State of Wisconsin, has power to enter into this Guaranty and has duly authorized the execution and delivery of this Guaranty by proper corporate action;

                 (b) neither this Guaranty, the execution and delivery hereof nor the agreements herein contained are prevented, limited by or contravene or constitute a default under any agreement, instrument or indenture to which the Company is a party or by which it is bound or any provisions of the Company's certificate of incorporation or any requirements of law; and

                 (c) the assumption by the Company of its obligations hereunder will result in a direct financial benefit to the Company.

                                   ARTICLE II

                            COVENANTS AND AGREEMENTS

         SECTION 2.1. The Company hereby guarantees to the Trustee, for the benefit of the owners from time to time of the Bonds, (a) the full and prompt payment of the principal of and premium, if any, on any Bond when and as the same shall become due, whether at the stated maturity thereof, by acceleration, call for redemption or otherwise, and (b) the full and prompt payment of any interest on any Bond when and as the same shall become due. All payments by the Company shall be paid in lawful money of the United States of America.
Each and every default in payment of the principal of, premium, if any, or interest on any Bond shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

         SECTION 2.2. The obligations of the Company under this Guaranty shall be absolute and shall remain in full force and effect until the entire principal of, premium, if any, and interest on the Bonds shall have been paid or provided for under the Indenture and such obligations shall not be affected, modified or impaired upon the happening from time to time of any event, including without limitation any of the following, whether or not with notice to, or the consent of, the Company:

                 (a) the compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of the County under the Indenture, the Building Improvement Lease or the Lease Agreement;




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                 (b)      the failure to give notice to the Company of the
         occurrence of an event of default under the terms and provisions of this Guaranty, the Lease Agreement or the Indenture;

                 (c) the assignment or mortgaging or the purported assignment or mortgaging of all or any part of the interest of the County or the Company in the Project or any failure of title with respect to the County's or the Company's interest in the Project;

                 (d) the waiver by the Trustee or the County of the payment, performance or observance by the County, the Company or the Trustee of any of the obligations, covenants or agreements contained in the Indenture, the Lease Agreement or this Guaranty;

                 (e) the extension of the time for payment of any principal of, premium, if any, or interest on any Bonds under this Guaranty or of the time for performance of any other obligations, covenants or agreements under or arising out of the Indenture or this Guaranty or the extension or the renewal of either thereof;

                 (f) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Indenture or the Lease Agreement;

                 (g) the taking or the omission of any of the actions referred to in the Indenture and of any actions under this Guaranty;

                 (h) any failure, omission, delay or lack on the part of the County or the Trustee to enforce, assert or exercise any right, power or remedy conferred on the County or the Trustee in this Guaranty or the Indenture, or any other act or acts on the part of the County, the Trustee or any of the owners from time to time of the Bonds;

                 (i) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Company or the County or any of the assets of either of them, or any allegation or contest of the validity of this Guaranty in any such proceeding;

                 (j) to the extent permitted by law, the release or discharge of the Company from the performance or observance of any obligation, covenant or agreement contained in this Guaranty by operation of law; or

                 (k) any lack of validity or enforceability of the Bonds, or other circumstance or condition under which the Company may claim to be released from its obligations hereunder.




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


         SECTION 2.3. No set-off, counterclaim, reduction or diminution of any obligation, other than payment, or any defense of any kind or nature which the Company has or may have against the County or the Trustee shall be available hereunder to the Company against the Trustee.

         SECTION 2.4. In the event of a default in the payment of principal of or premium, if any, on any Bond when and as the same shall become due, whether at the stated maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in the payment of any interest on any Bond when and as the same shall become due, the Trustee shall have the right to proceed first and directly against the Company under this Guaranty without proceeding against any other person or exhausting any other remedies which it may have and without resorting to any other security held by the County or the Trustee.

         SECTION 2.5. The Company hereby expressly waives notice and demand from the Trustee or the owners from time to time of any of the Bonds, if any, of their acceptance and reliance on this Guaranty. The Company agrees to pay all reasonable costs, expenses and fees, including all reasonable attorneys' fees and expenses, which may be incurred by the Trustee in enforcing or attempting to enforce this Guaranty following any default on the part of the Company hereunder, whether the same shall be enforced by suit or otherwise.

         SECTION 2.6. The Company will maintain its corporate existence and will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation or permit one or more other corporations to consolidate with or merge into it except as permitted by Section 7.9 of the Lease Agreement.

         SECTION 2.7. This Guaranty is entered into by the Company for the benefit of the Trustee and the owners from time to time of the Bonds, all of whom shall be entitled to enforce performance and observance of this Guaranty to the same extent provided for enforcement of remedies under the Indenture.

         SECTION 2.8.  Upon the satisfaction of the conditions specified in
Section 7.9 of the Lease Agreement and the assumption of the obligations hereunder pursuant to Section 7.9 of the Lease Agreement, the obligations of the Company hereunder shall be released.


                                  ARTICLE III

                         NOTICE AND SERVICE OF PROCESS,
                           PLEADINGS AND OTHER PAPERS

         SECTION 3.1. The Company represents that it is qualified to do business and subject to service of process in the State of Nebraska and in the State of Wisconsin and covenants that it will remain so qualified so long as any of the Bonds are outstanding, subject to the provisions of Section 2.6 above.




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         SECTION 3.2.  Any notice, process, pleadings or other papers served upon the agents or officers of the Company shall at the same time be sent by registered mail, return receipt requested, postage prepaid, to the Company at the following address:

                           The Oilgear Company
                           2300 South 51st Street
                           Milwaukee, WI  53219
                           Attention:  Vice President--Finance
                           Telecopy:  (414) 328-5323
                           Telephone: (414) 328-5230

or to such other address as may be furnished by the Company to the Trustee in writing.

                                   ARTICLE IV

                                 MISCELLANEOUS

         SECTION 4.1. The obligations of the Company hereunder shall arise absolutely when the Bonds shall have been issued, sold and delivered by the County and the proceeds thereof paid to the Trustee for the account of the County under the Indenture.

         SECTION 4.2. No remedy herein conferred upon or reserved to the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time as often as may be deemed expedient. In order to entitle the Trustee to exercise any remedy reserved to it in this Guaranty, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. In the event any provision contained in this Guaranty should be breached by the Company, and thereafter duly waived by the Trustee, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the Company and the Trustee.

         SECTION 4.3. This Guaranty shall not be effectively amended, changed, modified, altered or terminated without the written consent of the Trustee and the Company, and no modification, alteration or amendment to this Guaranty shall be binding upon either party hereto until such modification, alteration or amendment is reduced to writing and executed by both parties hereto. This Guaranty may not be amended, changed, modified or altered except in compliance with Article XIV of the Indenture.




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         Nothing contained herein shall permit, or be construed as permitting, any amendment, change or modification of this Guaranty which would (a) reduce the obligations of the Company hereunder, (b) change the time for payment of the amounts payable by the Company hereunder or (c) change the unconditional nature of the Guaranty herein contained.

         SECTION 4.4. This Guaranty constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         SECTION 4.5. The invalidity or unenforceability of any one or more phrases, sentences, clauses or Sections in this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty, or any part thereof.







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         IN WITNESS WHEREOF, the Company has caused this Guaranty Agreement to be executed in its name and behalf and its corporate seal to be affixed hereto and attested by its duly authorized officers as of the date first above written.

                                                THE OILGEAR COMPANY

                                                 By  T.J. Price
                                                    -------------------------
                                                     Vice President, Finance


         Accepted as of October 1, 1997, by Norwest Bank Wisconsin, National Association, as Trustee.

(SEAL)                                           NORWEST BANK WISCONSIN,
                                                 NATIONAL ASSOCIATION


                                                 By     Wendy M. DeToro
                                                    -------------------------

                                                 Title  Corporate Trust Officer
                                                        -----------------------
















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